UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22026

                             The Gabelli SRI Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  March 31

Date of reporting period:   March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli SRI Fund, Inc.

Annual Report — March 31, 2016

Portfolio Management Team

To Our Shareholders,

For the fiscal year ended March 31, 2016, the net asset value (“NAV”) per Class AAA Share of the Gabelli SRI Fund, Inc. decreased 1.8%, compared with a decrease of 4.3% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2016.

Performance Discussion (Unaudited)

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing substantially all and in any case no less than 80% of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the of time of investment. The portfolio managers employ a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines.

As bottom up stock pickers, we are generally not making calls on the direction of interest or foreign exchange rates or any other macro variable. Our process favors companies that can thrive in any climate, for example, those with pricing power, solid balance sheets, and adaptable managements.

Selected holdings that contributed positively to performance for the fiscal year were: ConAgra Foods Inc. (4.9% of net assets as of March 31, 2016), a manufacturer and marketer of food products with a focus in three areas: branded packaged food products, private label food products, and commercial foods (specialty potato and foodservice). ConAgra closed on the divestiture of its private brands business and has continued to make progress toward eventually separating into two publicly traded companies. Xylem Inc. (3.9%) is a global leader in the design, manufacturing, and application of highly engineered technologies for the transportation, treatment, and testing of water. Xylem has been sharply focused on trimming costs, expanding its footprint, and utilizing a very healthy balance sheet. Republic Services Inc. (3.2%) provides nonhazardous solid waste collection services for commercial, industrial, municipal, and residential customers in thirty-nine states and Puerto Rico. The biggest driver of Republic Services, Inc. performance over the past year has been the recovery in single family housing starts which has helped with volume growth which leads to stronger pricing. Some of our weaker performing stocks were: Edgewell Personal Care Co. (4.4%), that was the personal care division of Energizer Holdings before it was spun off, which manufactures and markets personal care products in the wet shave, sun and skin care, feminine care, and infant care categories. The strong dollar has affected Edgewell’s non-U.S. business while at the same time, the lack of any deal announcement has eliminated any takeover premium in the stock. Liberty Global plc. (2.2%) is a leading international cable operator offering advanced video, telephone, and broadband internet services. The company declined due to the strong dollar and the acquisition of Cable & Wireless by Liberty Latin America & Caribbean (LiLAC), via parent Liberty Global, clouded its capital return story. Johnson

Controls Inc. (1.4%) is a diversified industrial company featuring a leading automotive seating and interior business. Johnson Controls is also a leading global provider of energy efficient products, services, and solutions for corporate, government, and residential customers. While the company’s spin-off of its Auto Interiors business is on track, the separation costs of this business have been higher than investors expected. In addition, in January 2016, the company agreed to acquire Tyco International plc.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through March 31, 2016 (a)(b) (Unaudited)

	1 Year	3 Year	5 Year	Since Inception (6/01/07)
Class AAA (SRIGX)	(1.79)%	6.66%	2.71%	5.45%
MSCI AC World Index	(4.34)	5.54	5.22	1.98
S&P 500 Index	1.78	11.82	11.58	5.64
Class A (SRIAX)	(1.79)	6.66	2.70	5.46
With sales charge (c)	(7.44)	4.58	1.49	4.75
Class C (SRICX)	(2.60)	5.84	1.93	4.66
With contingent deferred sales charge (d)	(3.57)	5.84	1.93	4.66
Class I (SRIDX)	(1.63)	6.89	2.95	5.71

In the current prospectuses dated July 29, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.64%, 1.64%, 2.39%, and 1.39%, respectively. See page 10 for the expense ratios for the year ended March 31, 2016. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund for periods prior to March 31, 2011. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The MSCI AC World Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   The Fund’s fiscal year ends March 31.

(c)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI SRI FUND, INC. (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli SRI Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2015 through March 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended March 31, 2016.

	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli SRI Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,053.80	1.71%	$ 8.78
Class A	$1,000.00	$1,053.80	1.70%	$ 8.73
Class C	$1,000.00	$1,049.00	2.45%	$12.55
Class I	$1,000.00	$1,054.40	1.45%	$ 7.45

Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.45	1.71%	$ 8.62
Class A	$1,000.00	$1,016.50	1.70%	$ 8.57
Class C	$1,000.00	$1,012.75	2.45%	$12.33
Class I	$1,000.00	$1,017.75	1.45%	$ 7.31

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2016:

Gabelli SRI Fund, Inc.

Food	15.7%
Consumer Products	7.8%
Retail	7.8%
Cable and Satellite	7.6%
Automotive: Parts and Accessories	7.5%
Beverage	7.1%
Financial Services	5.6%
Environmental Services	4.5%
Entertainment	4.2%
Machinery	3.9%
Equipment and Supplies	3.8%
Business Services	2.8%
Computer Software and Services	2.7%
Specialty Chemicals	2.7%

Consumer Services	2.6%
Broadcasting	2.6%
Diversified Industrial	2.1%
Health Care	1.9%
U.S. Government Obligations	1.9%
Building and Construction	1.6%
Publishing	1.0%
Wireless Communications	0.9%
Aerospace	0.5%
Telecommunications	0.5%
Other Assets and Liabilities (Net)	0.7%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli SRI Fund, Inc.

Schedule of Investments — March 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 97.4%
	Aerospace — 0.5%
8,000	B/E Aerospace Inc.	$428,148	$368,960

	Automotive: Parts and Accessories — 7.5%
15,000	Genuine Parts Co.	1,238,934	1,490,400
25,000	Johnson Controls Inc.	789,113	974,250
5,000	O’Reilly Automotive Inc.†	624,014	1,368,300
25,000	Tenneco Inc.†	734,166	1,287,750

		3,386,227	5,120,700

	Beverage — 7.1%
28,000	Danone SA	1,977,839	1,991,648
15,000	PepsiCo Inc.	1,250,613	1,537,200
9,000	Suntory Beverage & Food Ltd.	286,851	405,438
20,000	The Coca-Cola Co.	809,004	927,800

		4,324,307	4,862,086

	Broadcasting — 2.6%
15,000	Grupo Televisa SAB, ADR	508,051	411,900
2,000	Liberty Broadband Corp., Cl. C†	80,778	115,900
8,000	Liberty Media Corp., Cl. A†	264,458	309,040
25,000	Liberty Media Corp., Cl. C†	855,146	952,250

		1,708,433	1,789,090

	Building and Construction — 1.6%
20,000	Fortune Brands Home & Security Inc.	310,448	1,120,800

	Business Services — 2.8%
20,000	Macquarie Infrastructure Corp.	1,146,455	1,348,800
25,000	The Interpublic Group of Companies Inc.	469,794	573,750

		1,616,249	1,922,550

	Cable and Satellite — 7.6%
500	Cable One Inc.	137,345	218,565
37,000	Comcast Corp., Cl. A	1,470,281	2,259,960
14,000	DISH Network Corp., Cl. A†	843,993	647,640
13,000	EchoStar Corp., Cl. A†	628,207	575,770
40,000	Liberty Global plc, Cl. C†	1,302,480	1,502,400

		4,382,306	5,204,335

	Computer Software and Services — 2.7%
35,000	Blucora Inc.†	509,509	180,600
35,000	eBay Inc.†	774,035	835,100
30,000	Internap Corp.†	232,256	81,900
20,000	Yahoo! Inc.†	780,638	736,200

		2,296,438	1,833,800

	Consumer Products — 7.8%
12,000	Coty Inc., Cl. A	190,368	333,960
37,000	Edgewell Personal Care Co.	3,215,487	2,979,610
28,000	Energizer Holdings Inc.	866,891	1,134,280

Shares		Cost	Market Value
34,000	Sony Corp., ADR	$806,460	$874,480

		5,079,206	5,322,330

	Consumer Services — 2.6%
30,000	Liberty Interactive Corp. QVC Group, Cl. A†	579,218	757,500
11,000	Liberty Ventures, Cl. A†	372,749	430,320
15,000	The ADT Corp.	499,458	618,900

		1,451,425	1,806,720

	Diversified Industrial — 2.1%
40,000	Tyco International plc	1,068,146	1,468,400

	Entertainment — 4.2%
17,000	Discovery Communications Inc., Cl. C†	459,238	459,000
10,000	Time Warner Inc.	685,720	725,500
25,000	Twenty-First Century Fox Inc., Cl. B	716,247	705,000
7,000	Viacom Inc., Cl. A	540,044	317,100
30,000	Vivendi SA	692,830	630,853

		3,094,079	2,837,453

	Environmental Services — 4.5%
29,000	Progressive Waste Solutions Ltd.	649,775	899,870
46,000	Republic Services Inc.	1,565,458	2,191,900

		2,215,233	3,091,770

	Equipment and Supplies — 3.8%
15,000	Flowserve Corp.	860,523	666,150
45,000	Mueller Water Products Inc., Cl. A	171,032	444,600
27,000	Watts Water Technologies Inc., Cl. A	983,852	1,488,510

		2,015,407	2,599,260

	Financial Services — 5.6%
14,000	American Express Co.	1,244,608	859,600
8,000	Kinnevik Investment AB, Cl. B	266,966	226,945
32,000	PayPal Holdings Inc.†	1,066,822	1,235,200
10,000	W. R. Berkley Corp.	418,909	562,000
20,000	Wells Fargo & Co.	795,572	967,200

		3,792,877	3,850,945

	Food — 15.7%
75,000	ConAgra Foods Inc.	2,387,528	3,346,500
9,000	General Mills Inc.	498,430	570,150
6,000	Kellogg Co.	369,109	459,300
20,000	Maple Leaf Foods Inc.	370,077	418,094
60,000	Mondelēz International Inc., Cl. A	1,856,707	2,407,200
15,000	Nestlé SA	854,222	1,120,847
12,000	Post Holdings Inc.†	493,827	825,240
35,000	Unilever plc, ADR	1,121,302	1,581,300

		7,951,202	10,728,631

	Health Care — 1.9%
14,000	Express Scripts Holding Co.†	927,882	961,660

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Schedule of Investments (Continued) — March 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
8,000	Zoetis Inc.	$397,997	$354,640

		1,325,879	1,316,300

	Machinery — 3.9%
65,000	Xylem Inc.	1,625,784	2,658,500

	Publishing — 1.0%
50,000	News Corp., Cl. B	779,904	662,500

	Retail — 7.8%
35,000	CST Brands Inc.	1,135,332	1,340,150
20,000	CVS Health Corp.	1,534,372	2,074,600
40,000	Hertz Global Holdings Inc.†	698,273	421,200
25,000	United Natural Foods Inc.†	989,836	1,007,500
15,000	Whole Foods Market Inc.	475,697	466,650

		4,833,510	5,310,100

	Specialty Chemicals — 2.7%
37,000	Chemtura Corp.†	917,872	976,800
20,000	H.B. Fuller Co.	800,071	849,000

		1,717,943	1,825,800

	Telecommunications — 0.5%
9,000	Loral Space & Communications Inc.†	466,917	316,170

Shares		Cost	Market Value
	Wireless Communications — 0.9%
16,000	T-Mobile US Inc.†	$ 575,681	$ 612,800

	TOTAL COMMON STOCKS	56,445,749	66,630,000

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 1.9%
$ 1,296,000	U.S. Treasury Bills,
	0.436% to 0.451%††,
	08/18/16 to 09/22/16	1,293,342	1,293,801

	TOTAL INVESTMENTS — 99.3%	$57,739,091	67,923,801

	Other Assets and Liabilities (Net) — 0.7%		512,668

	NET ASSETS — 100.0%		$68,436,469

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Statement of Assets and Liabilities

March 31, 2016

Assets:
Investments, at value (cost $57,739,091)	$67,923,801
Cash	33,940
Receivable for investments sold	550,375
Receivable for Fund shares sold	108,738
Dividends and interest receivable	116,416
Prepaid expenses	20,103

Total Assets	68,753,373

Liabilities:
Payable for investments purchased	167,466
Payable for Fund shares redeemed	18,682
Payable for investment advisory fees	56,970
Payable for distribution fees	16,468
Payable for accounting fees	3,750
Payable for payroll expenses	1,181
Payable for legal and audit fees	30,395
Other accrued expenses	21,992

Total Liabilities	316,904

Net Assets
(applicable to 4,811,621 shares outstanding)	$68,436,469

Net Assets Consist of:
Paid-in capital	$56,597,550
Accumulated net investment loss	(128,013)
Accumulated net realized gain on investments and foreign currency transactions	1,785,884
Net unrealized appreciation on investments	10,184,710
Net unrealized depreciation on foreign currency translations	(3,662)

Net Assets	$68,436,469

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($17,531,487 ÷ 1,227,139 shares outstanding)	$14.29
Class A:
Net Asset Value and redemption price per share ($20,002,301 ÷ 1,401,204 shares outstanding)	$14.28
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.15
Class C:
Net Asset Value and offering price per share ($10,320,428 ÷ 766,148 shares outstanding)	$13.47 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($20,582,253 ÷ 1,417,130 shares outstanding)	$14.52

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $60,445)	$986,107
Interest	1,524

Total Investment Income	987,631

Expenses:
Investment advisory fees	713,537
Distribution fees - Class AAA	46,626
Distribution fees - Class A	51,994
Distribution fees - Class C	106,667
Registration expenses	65,816
Legal and audit fees	57,031
Shareholder communications expenses	51,494
Accounting fees	45,000
Shareholder services fees	35,852
Directors’ fees	26,000
Custodian fees	5,738
Payroll expenses	2,626
Interest expense	103
Miscellaneous expenses	17,329

Total Expenses	1,225,813
Expenses paid indirectly by broker (See Note 6)	(3,152)

Net Expenses	1,222,661

Net Investment Loss	(235,030)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,181,282
Net realized loss on foreign currency transactions	(263)

Net realized gain on investments and foreign currency transactions	3,181,019

Net change in unrealized appreciation/depreciation:
on investments	(4,536,013)
on foreign currency translations	1,147

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,534,866)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,353,847)

Net Decrease in Net Assets Resulting from Operations	$(1,588,877)

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations:
Net investment loss	$(235,030)	$(212,637)
Net realized gain on investments and foreign currency transactions	3,181,019	5,037,178
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,534,866)	2,389,452

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,588,877)	7,213,993

Distributions to Shareholders:
Net realized gain
Class AAA	(371,382)	—
Class A	(429,675)	—
Class C	(232,937)	—
Class I	(419,740)	—

	(1,453,734)	—

Total Distributions to Shareholders	(1,453,734)	—

Capital Share Transactions:
Class AAA	(2,568,776)	(4,231,430)
Class A	(275,637)	(7,131,801)
Class C	(54,244)	(261,100)
Class I	(1,651,250)	10,393,104

Net Decrease in Net Assets from Capital Share Transactions	(4,549,907)	(1,231,227)

Redemption Fees	58	—

Net Increase/(Decrease) in Net Assets	(7,592,460)	5,982,766
Net Assets:
Beginning of year	76,028,929	70,046,163

End of year (including undistributed net investment income of $0 and $0, respectively)	$68,436,469	$76,028,929

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended March 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Expenses Net of Waivers/ Reimburse- ments		Expenses Before Waivers/ Reim- bursements		Portfolio Turnover Rate
Class AAA
2016	$14.85	$(0.04)		$(0.22)	$(0.26)	—	$(0.30)	—	$(0.30)	$0.00	$14.29	(1.79)%	$17,532	(0.29)%	1.68%		1.68	%(c)	14%
2015	13.49	(0.03)		1.39	1.36	—	—	—	—	—	14.85	10.08	20,886	(0.22)	1.64		1.64		28
2014	12.02	(0.01)		1.48	1.47	—	—	—	—	0.00	13.49	12.23	22,988	(0.05)	1.93	(d)	1.93	(d)	47
2013	10.78	(0.03)		1.27	1.24	—	—	—	—	0.00	12.02	11.50	22,050	(0.27)	2.00	(d)	2.00	(d)	27
2012	12.86	(0.07)		(1.93)	(2.00)	$(0.05)	(0.03)	$(0.00)	(0.08)	0.00	10.78	(15.50)	23,423	(0.69)	2.00	(d)	2.00	(d)	152
Class A
2016	$14.84	$(0.04)		$(0.22)	$(0.26)	—	$(0.30)	—	$(0.30)	$0.00	$14.28	(1.79)%	$20,002	(0.29)%	1.68%		1.68	%(c)	14%
2015	13.48	(0.03)		1.39	1.36	—	—	—	—	—	14.84	10.09	21,190	(0.19)	1.64		1.64		28
2014	12.01	(0.00	)(b)	1.47	1.47	—	—	—	—	0.00	13.48	12.24	26,119	(0.02)	1.93	(d)	1.93	(d)	47
2013	10.77	(0.03)		1.27	1.24	—	—	—	—	0.00	12.01	11.51	24,026	(0.32)	2.00	(d)	2.00	(d)	27
2012	12.86	(0.08)		(1.93)	(2.01)	$(0.05)	(0.03)	$(0.00)	(0.08)	0.00	10.77	(15.58)	21,083	(0.70)	2.00	(d)	2.00	(d)	152
Class C
2016	$14.13	$(0.14)		$(0.22)	$(0.36)	—	$(0.30)	—	$(0.30)	$0.00	$13.47	(2.60)%	$10,320	(1.05)%	2.43%		2.43	%(c)	14%
2015	12.92	(0.13)		1.34	1.21	—	—	—	—	—	14.13	9.37	10,919	(0.98)	2.39		2.39		28
2014	11.61	(0.10)		1.41	1.31	—	—	—	—	0.00	12.92	11.28	10,229	(0.80)	2.68	(d)	2.68	(d)	47
2013	10.48	(0.11)		1.24	1.13	—	—	—	—	0.00	11.61	10.78	8,225	(1.03)	2.75	(d)	2.75	(d)	27
2012	12.55	(0.15)		(1.89)	(2.04)	—	(0.03)	—	(0.03)	0.00	10.48	(16.21)	8,112	(1.41)	2.75	(d)	2.75	(d)	152
Class I
2016	$15.06	$(0.01)		$(0.23)	$(0.24)	—	$(0.30)	—	$(0.30)	$0.00	$14.52	(1.63)%	$20,582	(0.04)%	1.43%		1.43	%(c)	14%
2015	13.64	(0.01)		1.43	1.42	—	—	—	—	—	15.06	10.41	23,034	(0.09)	1.39		1.39		28
2014	12.13	0.03		1.48	1.51	—	—	—	—	0.00	13.64	12.45	10,710	0.21	1.68	(d)	1.68	(d)	47
2013	10.84	(0.01)		1.30	1.29	—	—	—	—	0.00	12.13	11.90	7,415	(0.13)	1.75	(d)	1.75	(d)	27
2012	12.94	(0.04)		(1.96)	(2.00)	$(0.07)	(0.03)	$(0.00)	(0.10)	0.00	10.84	(15.37)	4,646	(0.37)	1.75	(d)	1.75	(d)	152

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return excluding the effect of the contribution from the Fund’s Adviser for the year ended March 31, 2012 was (15.67)%, (15.70)%, (16.28)%, and (15.38)% for Class AAA, Class A, Class C, and Class I Shares, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended March 31, 2016, there was no impact on the expense ratios.
(d)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $130,192, $83,801, and $56,477 for the years ended March 31, 2014, 2013, and 2012, respectively, representing previously reimbursed expenses from the Adviser. Had such payments not been made, the expense ratios for the years ended March 31, 2014, 2013, and 2012 would have been 1.74%, 1.85%, and 1.91% (Class AAA and Class A), 2.49%, 2.60%, and 2.66% (Class C), and 1.49%, 1.60%, and 1.66% (Class I), respectively.

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Notes to Financial Statements

1. Organization. The Gabelli SRI Fund, Inc. was incorporated on March 1, 2007 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 1, 2007. The Fund’s primary objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 3/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$66,630,000	—	$66,630,000
U.S. Government Obligations	—	$1,293,801	1,293,801
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$66,630,000	$1,293,801	$67,923,801

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended March 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at March 31, 2016 or 2015.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2016, the Fund held no investments in options contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2016 the Fund held no restricted securities.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss, short term gain netted against current year net operating loss and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended March 31, 2016, reclassifications were made to decrease accumulated net investment loss by $247,240, and decrease accumulated gain on investments and foreign currency transactions by $147,172, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended March 31, 2016 was $1,453,734 of long term capital gain. No distributions were made during the year ended March 31, 2015.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

At March 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$1,815,611
Net unrealized appreciation on investments and foreign currency translations	10,161,982
Qualified late year loss deferral	(138,674)

Total	$11,838,919

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. As of March 31, 2016, the Fund has no capital loss carryovers.

At March 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$57,758,157	$13,444,980	$(3,279,336)	$10,165,644

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of each committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended March 31, 2016, other than short term securities and U.S. Government obligations, aggregated $10,099,296 and $14,294,036, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended March 31, 2016, the Fund paid brokerage commissions on security trades of $2,904 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $6,362 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended March 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended March 31, 2016 was $3,152.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended March 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended March 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	104,269	$1,490,022	113,647	$1,583,459
Shares issued upon reinvestment of distributions	25,493	365,314	—	—
Shares redeemed	(308,715)	(4,424,112)	(412,037)	(5,814,889)

Net decrease	(178,953)	$(2,568,776)	(298,390)	$(4,231,430)

Class A
Shares sold	188,219	$2,778,970	210,006	$2,943,862
Shares issued upon reinvestment of distributions	27,220	389,785	—	—
Shares redeemed	(241,895)	(3,444,392)	(720,647)	(10,075,663)

Net decrease	(26,456)	$(275,637)	(510,641)	$(7,131,801)

Class C
Shares sold	78,334	$1,081,830	143,637	$1,935,354
Shares issued upon reinvestment of distributions	14,819	200,801	—	—
Shares redeemed	(99,860)	(1,336,875)	(162,271)	(2,196,454)

Net decrease	(6,707)	$(54,244)	(18,634)	$(261,100)

Class I
Shares sold	244,057	$3,564,980	1,109,346	$15,632,733
Shares issued upon reinvestment of distributions	26,790	390,065	—	—
Shares redeemed	(383,341)	(5,606,295)	(365,033)	(5,239,629)

Net increase/(decrease)	(112,494)	$(1,651,250)	744,313	$10,393,104

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Effective May 17, 2016, the Fund changed its name to Gabelli ESG Fund, Inc. with a corresponding change in the name of each of its Classes of Shares.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Gabelli SRI Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli SRI Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli SRI Fund Inc. (hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 27, 2016

Gabelli SRI Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli SRI Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTOR[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 2007	29

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

NON-INTERESTED DIRECTORS[5]:
Clarence A. Davis Director Age: 74	Since 2007	3	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)
Vincent D. Enright Director Age: 72	Since 2007	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)
William F. Heitmann Director Age: 67	Since 2012	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems)
Anthonie C. van Ekris Director Age: 81	Since 2007	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Gabelli SRI Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 64	Since 2007

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013

Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2007

President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013

Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

● Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI SRI FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher C. Desmarais joined GAMCO Investors, Inc. in 1993. Currently he is a Managing Director of GAMCO Asset Management, Inc., a portfolio manager of Gabelli Funds, LLC, as well as the Director of Socially Responsive Investments. He is a co-portfolio manager of the Fund, and his responsibilities also include marketing and client service of GAMCO’s Value, Growth, and International capabilities for institutional, endowment, and family office clients as well as direct oversight of all of the Firm’s SRI equity products. He is a graduate of Fairfield University with a B.A. in Economics.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended March 31, 2016, the Fund paid to shareholders long term capital gains totaling $1,453,734, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI SRI FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI    (800-422-3554)

f  914-921-5118

e  info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Clarence A. Davis

Former Chief

Executive Officer,

Nestor, Inc.

Vincent D. Enright

Former Senior Vice

President and

Chief Financial Officer,

KeySpan Corp.

William F. Heitmann

Former Senior Vice

President of Finance,

Verizon Communications, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli SRI Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB1794Q116AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Clarence A. Davis and Vincent D. Enright are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,660 for 2015 and $23,340 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,760 for 2015 and $3,870 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Gabelli SRI Fund, Inc.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date   6/6/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date   6/6/2016

By (Signature and Title)*   /s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date   6/6/2016

* Print the name and title of each signing officer under his or her signature.